Exhibit 99.1

DATED	July 27, 2006

(1)	SPEAR & JACKSON GARDEN PRODUCTS LIMITED

AND

(2)	OPUS LAND (WEDNESBURY) LIMTED

___________________________________________

CONTRACT

For sale and purchase of land at St Paul’s Road,

Wednesbury

___________________________________________

Princess House

122 Queen Street

Sheffield S1 2DW

DX 10643 Sheffield

T: 0114 276 5555 F: 0114 276 3938

(Ref: DAJ/SPE22/0022)

CONTENTS

Description	Page Number

1.	DEFINITIONS AND INTERPRETATION	1
2.	SALE AND PURCHASE AGREEMENT	3
3.	TITLE	4
4.	OTHER MATTERS TO WHICH THE SALE IS SUBJECT	5
5.	COMPLETION	6
6.	MANNER OF PAYMENTS	6
7.	ACKNOWLEDGEMENT BY BUYER	6
8.	NO MERGER OR SUB-SALE	7
9.	THE GENERAL CONDITIONS	7
10.	VALIDITY	8
11.	VAT	8
12.	NOTICES	8
13.	THE CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999	10
14.	GOVERNING LAW AND JURISDICTION	10
15.	CONFIDENTIALITY	11
16.	REGISTRATION AT HM LAND REGISTRY	11
17.	ENVIRONMENTAL MATTERS	11
18.	VACANT POSSESSION OF THE PROPERTY	12
	SCHEDULE	14
	Documents Affecting the Property	14

CONTRACT FOR SALE

DATE:	July 27, 2006

PARTIES:

(1)	SPEAR & JACKSON GARDEN PRODUCTS LIMITED (Company Number: 00901740) of Atlas Way, Atlas North, Sheffield S4 7QQ (Seller)
(2)	OPUS LAND (WEDNESBURY) LIMITED (Company Number: 04305569) of Opus 49 High Street, Henley in Arden, Solihull, West Midlands B95 5AA (Buyer)

SPECIAL CONDITIONS

1.	DEFINITIONS AND INTERPRETATION

In this Contract unless the context otherwise requires:-

1.1	Definitions:-

“the Act” means the Law of Property (Miscellaneous Provisions) Act 1994

“Buyer’s Solicitors” means Forsters of 31 Hill Street, London W1J 5LS (Ref: EFM/22407.33)

“Completion Date” means [

“Contamination” means the presence of Hazardous Substances in on or under the Property

“Documents Affecting the Property” means the documents (if any) affecting the Property set out in the Schedule

“Environmental Law” means all laws acts statutes rules regulation codes policies orders directives or other requirements imposed by any government or body having jurisdiction with regard to the Environment for the handling disposal use remediation investigation storage clean-up reporting or any other obligation associated with Hazardous Substances

“Environmental Loss” means all damages expenses personal injuries costs liabilities (whether contingent or liquidated) fees fines or other loss associated with arising out of or in any manner connected with the presence or potential presence of Hazardous Substances located on in under generated from or arising from the Property at any time but excluding any damages expenses costs liabilities fees fines or other loss in respect of loss of profits loss of permits consequential loss or any loss in respect of business interruption which may be or have been incurred by the Buyer or their employees

“General Conditions” means the Standard Commercial Property Conditions (Second Edition)

“Hazardous Substances” means those substances or materials or any combination thereof which has or may have the potential to cause pollution of the environment as defined by Section 1(1) of the Environmental Protection Act 1990

“Price” means two million six hundred thousand pounds (£2,600,000) (excluding VAT)

“Property” means the freehold property known as land and buildings at St Paul’s Road, Wednesbury which is registered at H. M. Land Registry with title absolute under title number WM798884

“Remediation Consultant” means Environmental Services Group Limited (trading as CL Associates) or such other suitably experienced environmental consultant as may be appointed by or on behalf of the Buyer to assess the nature and extent of any Remediation Works and to supervise such works

“Remediation Contractor” means such suitably experienced contractor as may be appointed by or on behalf of the Buyer to complete the Remediation Works

“Remediation Specification” means the specification for the adequate remediation of the Property to be prepared by the Remediation Consultant in connection with the carrying out of the Remediation Works

“Remediation Works” means the works operations or steps for the purpose of preventing or mitigating or remedying Contamination upon the Property to be identified in the Remediation Specification

“Seller’s Solicitors” means hlw Commercial Lawyers LLP Princess House 122 Queen Street Sheffield S1 2DW (Ref: DAJ/SPE22/0022)

“Transfer” means the instrument of transfer of the Property which shall be in the form of the draft transfer annexed hereto

“VAT” means valued added tax or any tax of a similar nature which may be substituted for or levied in addition to it

1.2	Interpretation
1.2.1	words importing the singular meaning include the plural meaning and vice versa
1.2.2

words denoting an obligation on a party to do any act matter or thing include an obligation to procure that it be done and words placing a party under a restriction include an obligation not to permit infringement of the restriction

1.2.3	words importing persons shall be construed as importing a corporate body and/or a partnership and vice versa
1.2.4	where any party comprises more than one person the obligations and liabilities of that party under this Contract shall be joint and several obligations and liabilities of those persons
1.2.5	references to “liability” include claims demands proceedings damages costs and expenses
1.2.6	the headings in this Contract are for ease of reference only and do not form part of this Contract and shall not be taken into account in its construction or interpretation
1.2.7	any reference to any statute includes any modification extension or re-enactment of it for the time being in force and any orders instruments or regulations made thereunder
2.	SALE AND PURCHASE AGREEMENT
2.1	The Seller agrees to sell and the Buyer agrees to buy the Property at the Price
2.2	The risk of damage to or destruction of the Property now passes to the Buyer

3.	TITLE
3.1

Title to the Property is registered at HM Land Registry with absolute title under the title number referred to in the definition of the Property and title having been deduced in accordance with rules 134(1)(a) and (b) and 135(1) (a) of the Land Registration Rules 2003 and the Buyer’s Solicitors having been supplied with official copies of the register entries and title plan as at 15:07:10 on 17 November 2005 prior to the date of this Contract the Buyer shall be deemed to purchase with full knowledge of such title in all respects and shall not raise any requisitions or make any objection in relation to such title

3.2	The Seller will sell with full title guarantee
3.3	On the Completion Date the Seller shall transfer to the Buyer whatever right title or interest it has and/or the benefit of any rights the Seller may enjoy over:-
3.3.1	the land forming the banks and bed of the flood relieve channel presently crossing part of the Property;
3.3.2

any land lying between boundary of the Property as shown on the Land Registry title plan and the River Tame and also the land forming the banks and bed of the River Tame so far as it runs contiguous with the property;

3.3.3	any other parts of the land actually occupied or owned by the seller but which is not included within the registered title to the Property as shown on the Land Registry title plan;

and the Seller at its own expense shall both before and after completion provide such assistance as the Buyer may reasonably request (including the provision of statutory declarations by the person or persons reasonable able to speak in relation to the mattes concerned) in support of any endeavours by the Buyer to obtain or prove title or to obtain title indemnity insurance in respect of any such land right or interest but otherwise such land rights or interest shall be transferred with no title guarantee and the Buyer shall not be entitled to raise any requisitions in relation thereto

4.	OTHER MATTERS TO WHICH THE SALE IS SUBJECT

Subject to clause 18 hereof the Property is sold with vacant possession on completion and subject to:-

4.1

all local land charges (whether or not registered before the date of this Contract) and all matters affecting the Property which are capable of registration as local land charges whether or not registered

4.2

all notices served and orders demands proposals or requirements made by any local public or other competent authority (whether before or after the date of this Contract) provided that the Seller notifies the Buyer of any such notices served and orders demands proposals or requirements arising after the date of this Contract

4.3

all restrictions conditions charges agreements regulations or other liabilities arising under the Town and Country Planning Act 1990 the Planning (Listed Buildings and Conservation Areas) Act 1990 the Planning (Hazardous Substances) Act 1990 the Planning (Consequential Provisions) Act 1990 and the Planning and Compulsory Purchase Act 2004

4.4	all matters which either are revealed or would reasonably be expected to be revealed by inspection and by the searches and enquiries usually made by a prudent buyer
4.5	for the purpose of Section 6(2) of the Act all matters recorded in registers open to public inspection are to be considered within the actual knowledge of the Buyer
4.6	the Documents Affecting the Property
4.7	where title to the Property is registered:-
4.7.1	any unregistered interests which fall within any of the paragraphs of Schedule 3 of the Land Registration Act 2002
4.7.2	such unregistered interests as may affect the Property to the extent and for so long as they are preserved by the transitional provisions of Schedule 12 of the Land Registration Act 2002

5.	COMPLETION
5.1	Completion of the sale and purchase shall take place on the Completion Date at the offices of the Seller’s Solicitors (or elsewhere as they may notify to the Buyer’s Solicitors in writing)
5.2	The Buyer must tender the Price on the Completion Date
5.3	The transfer to the Buyer will be in the form of the Transfer
5.4	The Buyer and the Seller will execute counterparts of the Transfer and will deliver their executed part to the other on completion
6.	MANNER OF PAYMENTS

Payments stipulated by this Contract must be made in sterling by telegraphic transfer to a client account notified by the Seller’s Solicitors to the Buyer’s Solicitors and receipt of money sent by telegraphic transfer is deemed to have taken place at such time as the money has been received by the Seller’s Solicitors bankers

7.	ACKNOWLEDGEMENT BY BUYER
7.1

The Buyer acknowledges and declares that it has inspected the Property and has agreed to buy it solely on the basis of that inspection and of the terms of this Contract and not in reliance upon any representation (whether written oral or implied) made by or on behalf of the Seller except for any written replies given by the Seller’s Solicitors to written enquiries raised by the Buyer’s Solicitors or in written correspondence between such solicitors and further that this Contract constitutes the entire agreement between the parties

7.2	The Property is sold as it stands in its existing condition without any warranty with regard to its fitness for any specific purpose
7.3

The Buyer acknowledges that the sale and purchase of the Property has taken place at arm’s length and that the Buyer and its professional advisors have had full opportunity to inspect the present condition of the Property

7.4	The Buyer acknowledges that the Price has been agreed between the Seller and the Buyer to take into account the present condition of the Property

8.	NO MERGER OR SUB-SALE
8.1

This Contract continues in full force and effect notwithstanding completion to the extent that the performance or observance of any obligations covenants or conditions herein contained then remains outstanding

8.2

This Contract is personal to the Buyer who is not entitled to assign or otherwise deal with the benefit of it but the Seller agrees that the Buyer shall be entitled to direct that the transfer of the Property is made to Glasgow City Council (acting as administering authority for the Strathclyde Pension Fund)

8.3	The Seller is not obliged to transfer the Property at a price different from the Price nor to apportion the Price between different parts of the Property
9.	THE GENERAL CONDITIONS

Part 1 of the General Conditions are incorporated in this Contract in so far as they are applicable to this sale and to the extent that they are not varied by or inconsistent with the special conditions set out in this Contract and subject to the following amendments:-

9.1	The Contract Rate for the purposes of General Condition 1.1.1(e) is 3% above the base rate from time to time of The Royal Bank of Scotland plc
9.2	General Conditions 1.4 2.2.1 2.2.2 3.1.3 3.3 6.1 6.2 6.3.1 7.1.2 7.1.3 7.1.4(b) and 8.1.1 are deleted
9.3	General condition 8.3.2 shall be deleted and replaced by the following:-

“Apportionment is to be made as at the date of actual completion”

9.4	In General Condition 9.1.1 the words “or in the negotiations leading to it” shall be deleted
9.5	The following shall be added as General Condition 9.3.5:-

“the buyer shall pay the costs of the seller’s solicitors including disbursements and VAT up to a maximum of £250 plus VAT in respect of the preparation and service of any properly served notice to complete

9.6

Where the General Conditions impose on the Seller a duty to inform that obligation is to be an obligation to inform the Buyer as soon as practicable after the information in question has come to the attention of the Seller

10.	VALIDITY

If at any time any provision of this Contract shall become or be held to be of no effect or unenforceable whether by operation of law by reason of uncertainty or otherwise it shall not affect the validity of the remainder of this Contract which shall remain in full force and effect but only to the extent that the Buyer is not materially prejudiced

11.	VAT
11.1

Subject to clause 11.2 the Price and any other consideration payable under this Contract by the Buyer are exclusive of VAT and where properly chargeable VAT shall be added to them and paid by the Buyer with the principal monies

11.2

The Seller hereby undertakes that the Seller will not exercise the election to waive exemption from VAT contained in paragraph 2(1) of Schedule 10 to the Value Added Tax Act 1994 in respect of any supply to be made by the Seller hereunder

11.3

It is hereby agreed that in the event that the Seller shall be in breach of Clause 11.2 hereof all sums payable by the Buyer hereunder shall be deemed to be inclusive of any VAT which may be payable thereon without prejudice to any and all rights which the Buyer shall have in relation to any such breach

12.	NOTICES
12.1	Any notice given under this Contract must be in writing and signed by or on behalf of the party giving it
12.2

Any notice or document to be given or delivered under this Contract may be given by delivering it personally or sending it by pre-paid first class post recorded delivery or fax to the address and for the attention of the relevant party as follows:-

12.2.1	to the Seller at:-

Spear and Jackson Garden Products Limited, Atlas Way, Atlas North, Sheffield S4 7QQ

Fax No: 0114 281 4201

marked for the attention of: Bill Fletcher

or at the Seller’s Solicitors quoting the reference DAJ

12.2.2	to the Buyer at:-

Opus, 49 High Street, Henley in Arden, Solihull, West Midlands B95 5AA

Fax No:01564 794009

marked for the attention of: Richard Smith

and at the Buyer’s Solicitors quoting the reference EFM/22407.33

12.3	Giving or delivering a notice or a document to a party’s solicitor has the same effect as giving or delivering it to that party
12.4	Any such notice or document will be deemed to have been received:-
12.4.1

if delivered personally at the time of delivery provided that if delivery occurs before 9.00am on a working day the notice will be deemed to have been received at 9.00am on that day and if delivery occurs after 5.00pm on a working day or on a day which is not a working day the notice will be deemed to have been received at 9.00am on the next working day

12.4.2	in the case of pre-paid first class or recorded delivery post at 9.00am on the second working day after posting and
12.4.3

in the case of fax at the time of transmission provided that if transmission occurs before 9.00am on a working day the notice will be deemed to have been received at 9.00am on that day and if transmission occurs after 5.00pm on a working day or on a day which is not a working day the notice will be deemed to have been received at 9.00am on the next working day

12.5

In proving delivery it will be sufficient to prove that delivery was made or that the envelope containing the notice or document was properly addressed and posted as a prepaid first class or recorded delivery letter or registered letter or that the fax message was properly addressed and transmitted as the case may be

12.6	A notice or document delivered under this Contract shall not be validly given or delivered if sent by e-mail
12.7	General Condition 1.3 does not apply to this Contract
13.	THE CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999
13.1

Subject to clause 13.2 a person who is not a party to this Contract has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Contract but this does not affect any right or remedy of a third party which exists or is available apart from that Act

13.2	Clause 13.1 does not apply to the provisions of clause 18.3 and the Seller acknowledges that the Owner (as therein specified) shall be entitled to rely on the provisions contained in clause 18.3
14.	GOVERNING LAW AND JURISDICTION
14.1	This Contract will be governed by and construed in accordance with the law of England and Wales
14.2

Each party irrevocably agrees to submit to the exclusive jurisdiction of the courts of England and Wales over any claim or matter arising under or in connection with this Contract or the legal relationships established by this Contract

14.3

Each party irrevocably consents to any process in any legal action or proceedings arising out of or in connection with this Contract being served on it in accordance with the provisions of this Contract relating to service of notices and nothing contained in this Contract shall affect the right to serve process in any other manner permitted by law

15.	CONFIDENTIALITY

The Seller and the Buyer shall not without the prior written consent of the other advertise publicise or disclose the terms of this Contract (referred to as “Confidential Information”) except:-

15.1	to the extent required by law or necessary to comply with any statutory requirements
15.2	to the extent necessary to comply with any requirements of the Stock Exchange or other regulatory body
15.3	to the extent necessary to comply with the terms of this Contract or otherwise to give effect to it
15.4

to their professional advisers but on a confidential basis i.e. the relevant parties shall require any such adviser to whom Confidential Information shall be disclosed to keep it confidential and will enforce such requirement and

15.5	to the extent necessary for audit purposes
16.	REGISTRATION AT HM LAND REGISTRY

The Buyer shall not be entitled to note this Contract against the Seller’s registered title other than by virtue of a unilateral notice and shall not without the written consent of the Seller (which may be withheld in the Seller’s absolute discretion) send this Contract or a copy of this Contract to HM Land Registry

17.	ENVIRONMENTAL MATTERS
17.1

The Seller and Buyer acknowledge that the Buyer has had the opportunity to inspect and investigate the Property for the presence or potential presence of Hazardous Substances which are or may be located on in or under the Property and the Buyer hereby agrees that the Buyer its successors in title and those deriving title thereunder shall not take any action or institute any proceedings of whatever nature or make any claims of any nature against the Seller in connection with:-

17.1.1

the presence on in under or arising from the Property at any time (whether before or after the date of this Agreement) of any Hazardous Substance or any release or escape of or nuisance or interference resulting from any Hazardous Substance on in under or arising from the Property

17.1.2	harm caused by breach of or obligation to comply with any Environmental Law in respect of the Property
17.1.3	all Environmental Losses incurred by the Buyer
17.2

Not later than one year after the Completion Date the Buyer shall commence to undertake the Remediation Works detailed in the Remediation Specification and shall complete the same within five years from the Completion Date

17.3

The Buyer shall procure that the Remediation Consultant and the Remediation Contractor shall as soon as reasonably practicable and in any event prior to completion of the Remediation Works enter into warranties with the Seller in the form of the drafts annexed hereto with such amendments only as the warrantor shall request and the Buyer (acting reasonably) may agree

17.4

The Buyer shall ensure that the Remediation Specification is completed as soon as reasonably practicable after the date hereof and shall provide a full copy thereof to the Seller within 21 days of its completion

17.5	The Buyer shall give written notice to the Seller as soon as the Remediation Works have been completed
18.	VACANT POSSESSION OF THE PROPERTY
18.1	On the Completion Date the Buyer will procure the grant of and the Seller will accept a Lease of the Property in the form of the draft annexed to this Agreement (“the Lease”)
18.2

The Buyer’s Solicitors will prepare engrossments of the Lease referred to in clause 18.1 above and the Seller will execute and the Buyer will procure that the Owner (as named in the Lease) will execute duplicates of such document and deliver them to the respective solicitors as soon as reasonably practicable prior to the Completion Date

18.3	The Seller hereby confirms that before it became contractually bound to enter into the tenancy created by the Lease:-
18.3.1

the Owner served on the Seller a Notice dated ____________ 2006 in relation to the tenancy to be created by the Lease (“the Notice”) in a form complying with the requirements of Schedule 1 to the Regulatory Reform (Business Tenants) (England and Wales) Order 2003 (“the Order”)

18.3.2

the Seller or a person duly authorised by the Seller in relation to the Notice made a statutory declaration (“the Declaration”) dated ____________ 2006 in a form complying with the requirements of Schedule 2 of the Order

18.4	The Seller further confirms that where the Declaration was made by a person other than the Seller the declarant was duly authorised by the Seller to make the Declaration on the Seller’s behalf
18.5

The Buyer and Seller agree (and the Seller agrees with the Owner) to exclude the provisions of Sections 24 to 28 inclusive of the Landlord and Tenant Act 1954 in relation to the tenancy created by the Lease

SIGNED by the parties to this Contract (or their duly authorised representatives) on the date which first appears in this Contract

SCHEDULE

Documents Affecting the Property

All matters contained mentioned or referred to in the Property and Charges Registers of title number WM798884 as at 15:07:10 on 17 November 2005

SIGNED by William Fletcher

for and on behalf of ]the Seller

SIGNED by Ray Palmer

for and on behalf of ]the Buyer